SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 10
                           TO THE AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS

          This Amendment No. 10 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") amends, effective January 22, 2009, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to add a new portfolio - AIM Equity Income Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 22, 2009.


                                        By:
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   SCHEDULE A
                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        -------------------------
AIM Capital Development Fund     Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares
AIM Charter Fund                 Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
AIM Constellation Fund           Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
AIM Diversified Dividend Fund    Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares
AIM Equity Income Fund           Class Y Shares
AIM Large Cap Basic Value Fund   Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares

PORTFOLIO                        CLASSES OF EACH PORTFOLIO
---------                        -------------------------
AIM Large Cap Growth Fund        Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class R Shares
                                 Class Y Shares
                                 Institutional Class Shares
                                 Investor Class Shares
AIM Summit Fund                  Class A Shares
                                 Class B Shares
                                 Class C Shares
                                 Class P Shares
                                 Class Y Shares
                                 Institutional Class Shares